                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 14, 2003
                           --------------------------



                       RESOLUTION PERFORMANCE PRODUCTS LLC
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                     333-57170                  76-0607613
----------------------------   -----------------------       -------------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             RPP CAPITAL CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   333-57170-01                76-0660306
----------------------------   -----------------------       -------------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                          1600 SMITH STREET, SUITE 2400
                              HOUSTON, TEXAS 77002
                         (Address of principal executive
                           offices including Zip Code)


                                 (888) 949-2502
                             -----------------------
                         (Registrant's telephone number,
                              including area code)

                                      N.A.
                    ----------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (b)   Exhibits

Exhibit No.       Document
-----------       --------
99.1              Press Release dated November 14, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      (a) On November 14, 2003, the Company issued a press release announcing its results for the third quarter 2003 and the sale of 40% of the outstanding shares of Japan Epoxy Resins Co., Ltd. to its joint venture partner, which is furnished herewith as Exhibit 99.1. A reconciliation of non-GAAP measures to GAAP financials measures are included in the press release and are incorporated herein by reference. In addition, the press release announced that the Company will host a conference call on November 18, 2003 at 3 p.m. eastern time, which call will be accessible to the public, to discuss the second quarter results.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RESOLUTION PERFORMANCE
                                    PRODUCTS LLC
                                    (Registrant)

Dated: November 14, 2003            By:  /s/ J. Travis Spoede
                                         Title: Executive Vice President
                                                and Chief Financial Officer

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RPP CAPITAL CORPORATION
                                    (Registrant)

Dated: November 14, 2003            By:  /s/ J. Travis Spoede
                                         Title: Executive Vice President
                                                and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Document
-----------       --------
99.1              Press Release dated November 14, 2003.